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Exhibit 10.28

ADENDUM AL CONTRATO DE, COMPRAVENTA DE LOS DERECHOS MINEROS A PRECIO ALZADO QUE CELEBRARON EL DIA 6 DE MAYO DEL 2004 ENTRE CORPORATIVO MINERO S.A. DE C.V. (EN ADELANTE DENOMINADA LA PROMINENTE) REPRESENTADA POR SU APODERADO LEGAL EL SENOR LICENCIADO JOSE CONRADO TERRAZAS CANO Y POR LA OTRA, SUNBURST MINING DE MEXICO S.A. DE C.V. (EN ADELANTE DENOMINADA LA EXPLORADORA), REPRESENTADA POR SU APODERADO LEGAL EL SENOR INGENIERO MARIO AYUB TOUCHE.

DECLARACIONES

a)	Ser una sociedad minera legalmente constituida conforme a las leyes de Ia Republica Mexicana, legalmente capacitada para celebrar el presente contrato y para ser titular de concesiones mineras;

b)	Que su apoderado el Senor licenciado Josè Conrado. Terrazas Cano esta debidamente facultado para representarla y para obligarla en los terminos y condiciones del presente contrato;

c)	Que es la legitima titular de los derechos derivados de concesiones mineras de explotacion existentes sobre los siguientes lotes mineros ("LOS LOTES"):

NOMBRE DEL	TITULO No.	HS.
LOTS
AURIFERO	196356	492
AURIFERO	196153	60
NORTE
LA MARAVILLA	190479	48
AQUILON UNO	208339	222

Todos LOS LOTES se encuentran ubicados en el Municipio de Urique, Estado de Chihuahua, dentro de la circunscripcion de Ia Agencia de Mineria de Chihuahua, Chih.

d)
Que LOS LOTES, coma su titular se encuentra al corriente en ol cumplimiento de todas las obligaciones que al mismo irnpone la Ley Minera, su Reglamento y demas disposiciones legaIes aplicables y, de igual manera, los derechos darivados de las concesiones mineras existentes sobre LOS LOTES, so encuentran libres de todo gravamen, afectacion o limitacion de dominio, y

e)
Que desea otorgar a LA EXPLORADORA el derecho de explorar y explotar LOS LOTES y una promosa unilateral de ventas de los derechos derivados de las concesiones mineras existentes sobre LOS LOTES, por lo que esta dispuesta a celebrar el presente contrato de confoimidad con los terminos y condiciones aqui establecidos.

II. Declara LA EXPLORADORA:

a)	Ser una sociedad minera legalmente constituida conforme a las leyes Ia Republica Mexicana, legalmente capacitada pars celebrar el presente contrato y para ser titular de concesiones mineras;

b)	Que su apoderado el Senor ingeniero Mario Ayub esta debidamente facultado para representarla y celebrar el presente contrato; y

c)	Que desea se le otorgue el derecho de explorar y explotar LOS LOTES y el derecho de opcion de compra de los derechos derivados de las concesiones mineras existentes sobre el mismo, en los terminos y condiciones establecidos ene. presente contrato.

De conformidad con las declaraciones anteriores, las partes acuerdan en base a la clausula:

SEXTA. Inicio de Ia produccion y venta del mineral. LA EXPLORADORA se compromete a realizar sus esfuerzos como buen minero para poner en produccion LOS LOTES y a vender el mineral a mas tardar un (1) ano despues de la fecha de la firma de presente contrato.

Pero en todo caso. si dos anos despuês de haberse celebrado el presente contrato LA EXPLORADORA no ha iniciado la produccion en LOS LOTES, se compromente a pagar anualrnente a LA PPOMINENTE en Ia fecha del aniversario de la firma del presence contrato, la cantidad de $120,000.00 Dolares E.U.A. como anticipo a cuenta de regalias, hasta que se inicie Ia produccion en LOS LOTES y las regalias excedan de esa cantidad.

Si una vez iniciada la produccion esta se suspendiere por cualquier motivo, LA EXPLORADORA tambien debera pagar a LA PROMINENTE anualmente la cantidad arriba mencionada hasta que se vuelva a iniciar la produccion.

Acuerdan una prorroga del 50% del pago estipulado en Ia clausula sexta por seis meses a partir del 6 de mayo del 2006 respetando per ambas partes todos los derechos y obligaciones derivadas del contrato y dos pagos parciales que se realizaran de Ia siguiente manera.

1.	LA EXPLORADORA pagara a LA PROMINENTE un pago anticipacdo al estipulado en la clausula sexta, por $10,000.00 (Son diez mil dolares E.U.A.) mas I.V.A. a la firma del presente.

2.	LA EXPLORADORA pagara a LA PROMINENTE un pago parcial al estipulado en Ia clausula sexta, per $ 50,000.00 (Son diez mil dolares E.U.A.) mas L.V.A. el dia 6 de mayo del 2006.

CHIHUAHUA, CHIH 24 de Marzo de 2006

/s/Jose Conrado Terrazas Cano                                                                            /s/Ing. Mario Ayub Touch

Jose Conrado Terrazas Cano                                                                                                 Ing. Mario Ayub Touch
Corporativo Minero S.A. de C.V.                                                                                            Sunburst Mining de Mexico S.A. de C.V.

CONVENIO MODIFICATORIO AL CONTRATO DE EXPLORACION, EXPLOTACION Y PROMESA UNLITAERAL DE VENTA DE LOS DERECHOS M1NEROS.A PRECIO ALZADO QUE CELEBRARON EL DJA 6 DE MAYO DEL 2004 ENTFIE CORPORATIVO M[NERO S.A. DE C.V. (EN ADELANTE DENOMINADA "LA PROMITENTE"), RETRESENTADA FOR SU APODERADO LEGAL EL SENOR LICENCIADO JOSE CONRAD° TERRAZAS CANO, Y POR LA OTRA, SUNBURST MINING DE MEXICO S.A. DE C.V. EN ADELANTE DENOMINADA "LA. , EXPLORADORA"}, REPRESENTADA FOR SU APODERADO LEGAL EL SENOR INGENIERO MARIO HUMBERTO AYUB TOUCHE, AL TENOR DE LAS SIGUIENTES DECLARACIONES:

I.- Declara 'LA PROMITENTE"

a)	Ser una sociedad rninera legalmente constituida conforme a las leyes de la Republica Mexicana, legalmente capacitada para celebrar el presente contrato y para ser titular de concesiones mineras;

b)	Que su apoderado el Senor Licenciacdo Jose Conrado Terrazas Cano esta debidarnente facultado para representaria y para obligaria en los terminos y condiciones del presente contrato;

c)
Que tiene celebrado un contrato de Exploracion, Explotacion y Promesa Unilateral de Venta con la EXPLORADORA, a que mas adelante se hara referencia: respecto de las concesiones mineral (“LOS LOTES”) que a continuacion se describen:

NOMBRE DEL LOTE	TITILO NIJMERO	HECTÄREAS

AURIFERO	196356	492
AURIFERO NORTE	196153	60
LA MARAVILLA	190479	48
AQUILON UNO	208339	222

Todos "LOS LOTES" se encuentran ubicados en el Municipio de Urique. Estado de Chihuahua, dentro de la circuncripscion de la Agencia de Mineria de Chihuahua, Chih.

II.- Declara "LA EXPLORADORA”:

a)	Ser una sociedad minera legalmente constituida conforme a lay leyes de la Republica Mexicana, legalmente capacitada para celebrar el presenta contrato y para ser titular de concesiones rnineras:

b)	Que su apoderado el Senor Ingeniero Mario Humberto Ayub Touche esta debidarnente facultado para representaria y celebrar el presente contrato; y

III,- Ambas partes declaran.

A) Que en fecha 6 de mayo del 2004 celebraron entre CORPORATIVO MINERO S.A. DE C.V. (LA PROMITENTE), representada por su apoderado legal el senor licenciado Jose Conrado Terrazas Cano, y par la otra, SUNBURST MINING DE MEXICO S.A. DE C.V. (LA EXPLORADORA), representada por su apoderado legal el senor ingeniero MARIO HUMBERTO AYUB TOUCHE un contrato de exploracion, explotacion y promesa unilateral de venta, en cuya clausula sexta se establecio:

SEXTA. Inicio de la produccion y venta del mineral. LA EXPLORADORA se compromente a realizar sus mejores esfuerzos como buen minero para poner en producción LOS LOTES y a vender el mineral a mas tardar un (1) ano despues de la fecha de la firma del presente contrato.

Pero en todo caso, si des anos despues de haberse celebrado el presente contrato LA EXPLORADORA no ha iniciado la produccion en LOS LOTES, se compromente a pager anualmente a LA PROMITENTE en la fecha de aniversario de la firma del presente contrato, la cantidad de $120,000.00 Dolares E.U.A. come anticipo a cuenta de regalias, hasta que se inicie la produccion en LOS LOTES y las regalias excedan de esa cantidad.

Si una vez iniciada la produccion esta se suspendiere per cualquier motivo, "LA EXPLORADORA' tambien debera pagar - a "LA PROMITENTE" anualmente Ia cantidad arriba mencionada hasta que se vuelva a inciar la produccion.

B) Que en atencion a lo anterior, el pago correspendiente a Ia segunda anualidad pactada en dicha clausula tendria que cubrirse el dia 6 de mayo de 2007, sin embargo, es de acordarse entre las partes una prorroga para la realizacion de dichos pagos, sin responsabilidad alguna para las parties;

En tales condiciones, ambas partes otorgan las siguientes:

CLAUSULAS
PRIMERA -  Por medio del presente convenio modificatorio se acuerda y se concede una prorroga a LA EXPLORADORA, conviniendo ambas partes para tal efecto modificar el contrato de exploracion, explotacion y promesa unilateral de venta de los derechos mineros a precio alzado que celebraron el dia 6 de mayo del 2004, en lo reletivo a la feche del segundo pago anual relativo al ano 2007, estipulada en la clausuto SEXTA de dicho contrato, para quedar en los siguientes terminos:

1.- "LA EXPLORADORA" pagara a "LA PROMITENTE" Ia cantidad de $60,000.00 (SON SESENTA MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA) mas I.V.A el dia 6 de noviembre de 2007.

2.-"LA EXPLORADORA" pagara a "LA PROMITENTE" la cantidad de $60,000.00 (SON SESENTA MIL DOLARES, MONEDA DE LOS ESTADOS UNIDOS DE AMERICA) mas I.V.A. el dia 14 de diciembre de 2007.

SEGUNDA.- Con los pagos convenidos en et presente acto, se cubrira la segunda anualidad senalada en la citada clausula SEXTA y se estara al corriente en el cumplimiento las obligaciones establecidas en el referido contrato de 6 de Mayo de 2006.

TERCERA - El presente convenio modificatorio NO invalida el resto de las obligaciones pactadas en el contrato exploracion, explotacion y promesa unilateral de venta que las partes celebraron entre si el dia 6 de mayo del 2004, por lo que continuan vigentes.

CHIHUAHUA CHIHUAHUA; A 4 DE MAYO DE 2007.

    /s/Senor Jose Conrado Terrazas Caro                            /s/lng. Mario Humberto Ayub Touche

Senor Jose Conrado Terrazas Caro_                                    lng. Mario Humberto Ayub Touche,
CORPORATIVO MINERO, S.A. de C.V.	SUNBURST MINING DE MEXICO, S.A. de C.V.

TESTIGOS

LIC. ANDRES A. PEREZ HOWLET                                                                                      LIC. LUIS IGNACIO GUTIERREZ CHAVEZ